Enochian BioSciences

Early Development of Dendritic Cell Vaccines for Multiple Solid Tumors

Serhat Gümrükçü, MD PhD

December 1st, 2021
San Diego, CA

FORWARD-LOOKING STATEMENTS

Statements in this presentation that are not strictly historical in nature are forward-looking statements. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties, including but not limited to the success or efficacy of our pipeline. All statements other than historical facts are forward-looking statements, which can be identified by the use of forward-looking terminology such as “believes,” plans,” “expects,” “aims,” “intends” or similar expressions. Actual events or results may differ materially from those projected in any of such statements due to various uncertainties, including as set forth in Enochian’s most recent Annual Report on Form 10-K filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Enochian undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Dendritic Cell (DC)

- Best known for their unparalleled ability to initiate and modulate adaptive immune responses.

- Cancer causes multiple immune perturbations in order to evade immune surveillance. Causing creation of dysfunctional DC phenotypes is one of them.

- DC-based cancer vaccines have been in clinical studies for almost 3 decades with some success.



Science photo library

HHS Public Access
Author manuscript
Clin Cancer Res. Author manuscript; available in PMC 2018 April 15.

Published in final edited form as:
Clin Cancer Res. 2017 April 15; 23(8): 1898–1909. doi:10.1158/1078-0432.CCR-16-2057.

Long-term Survival in Glioblastoma with *Cytomegalovirus* pp65-targeted Vaccination

Kristen A. Batich[1,2], Elizabeth A. Reap[1], Gary E. Archer[1,3], Luis Sanchez-Perez[1], Smita K. Nair[4], Robert J. Schmittling[1], Pam Norberg[1], Weihua Xie[1], James E. Herndon II[5], Patrick Healy[5], Roger E. McLendon[2,3], Allan H. Friedman[1,3], Henry S. Friedman[1,3], Darell Bigner[1,2,3], Gordana Vlahovic[1,3], Duane A. Mitchell[1,2,3,*,‡], and John H. Sampson[1,2,3,6,7,*,‡]

Patient	Sex	Age	Race	KPS	WHO score	IDH-1/2 mutation	*MGMT* promoter methylation	PFS (diagnosis)	OS (diagnosis)	RPA Predicted Class	RPA O-E
1	M	55	W	90	1	-	-	10.1	21.7	IV	10.6
2	M	55	W	80	1	-	-	64.0[a]	64.0[b]	IV	52.9
3	M	53	W	90	1	N/A	-	61.9[a]	61.9[b]	IV	50.8
4	M	47	H	100	0	-	+	60.7[a]	60.7[b]	III	42.8
5	F	60	W	100	0	-	+	59.0[a]	59.0[b]	IV	47.9
6	F	55	W	90	1	-	-	20.0	33.4	IV	22.3
7	M	67	W	90	1	-	+	25.3	46.5	IV	35.4
8	F	63	W	80	1	-	+	11.6	24.2	IV	13.1
9	M	57	W	90	1	-	+	29.2	41.1	IV	30
10	M	55	W	80	1	-	-	14.3	21.6	IV	10.5
11	M	59	W	80	1	-	-	11.0	19.7	IV	8.6
Median		55		90	1			25.3	41.1	IV	30


Cycle 1
DI-TMZ
(100 mg/m²/d)
Blood draw
Blood draw
Blood draw
Cycle 2
DI-TMZ
(100 mg/m²/d)
21
Days
21
Days
XRT/ TMZ (75 mg/m²/d)
(6 weeks)
Repeat cycles of monthly DI-TMZ with pp65-DCs on Day 23 ± 1 for a total of 10 DC vaccines
Gross Total
Resection
2 weeks
2 weeks
4 weeks
2 weeks
Pheresis-1
Vaccine-1
Vaccine-2
Vaccine-3
Pheresis-2
Vaccine-4

T_{Reg} Reconstitution with TMZ-Induced Lymphopenia

Following DI-TMZ cycle 1, the proportion of T_{Regs} among $CD4^+$ T cells increased ($P = 0.002$, Fig 5A). T_{Reg} proportions also steadily increased from Pheresis-2 to Vaccine-7 (Fig 5B). Interestingly, T_{Reg} proliferation, as assessed by Ki67+ staining, increased following the initiation of DI-TMZ cycle 1 ($P = 0.002$, Fig 5C) and then progressively declined between

CHALLENGES TO OVERCOME

- Unresponsive immune system
- Immune exhaustion
- Immune tolerance

Enochian BioSciences

ALLOGENICITY AS AN IMMUNOLOGIC WEAPON

American Journal of Case Reports

e-ISSN 1941-5923
© Am J Case Rep, 2021; 22: e931030
DOI: 10.12659/AJCR.931030

Allogeneic Natural Killer and Cytomegalovirus (CMV)-pp65 Pulsed Dendritic Cells Induced Complete Response Through 15 Months in a Patient with Recurrent Glioblastoma: A Case Study

Authors' Contribution:
Study Design A
Data Collection B
Statistical Analysis C
Data Interpretation D
Manuscript Preparation E
Literature Search F
Funds Collection G

ABDEF 1,2,3 Serhat Gumrukcu
ABCD 1,2,3 Tung X. Nguyen
B 1,2 Rachel L. White
BCG 1,2 Gregory T. Howell
AD 1,2 Phillip Musikanth

1 Seraph Research Institute, Los Angeles, CA, U.S.A.
2 Seraph Medical Clinic, Los Angeles, CA, U.S.A.
3 Enochian Biosciences, Inc., Los Angeles, CA, U.S.A.

Patient:

- 36 yo male
- History of IDH-mutant diffuse Astrocytoma at the age of 32
- Presented with bilateral GBM lesions in June 2019
- Subtotal resection in July 2019



Treatment Protocol


Celecoxib 200mg/d PO
Interferon α
3x10⁶ IU/m²/day s.c.
Fludarabine 15mg/m²/day IV
rhIL-2 6x10⁶ IU/m²/day s.c.
Td vaccine IM
Td vaccine s.c.
TMZ 100mg/m²
-7 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 .... 30 31 .... 51 52 .... 59 .... 66 90
PBMC harvest from donor
CliniMACS isolation of purified NK cells
Overnight IL-2 activation of NK cells
Infusion of activated NK cells following IV pre-medication with 25mg Promethazine and 25mg Diphenhydramine
5x10⁶ viable DC s.c.
Up to 3 cycles

- Complete response as of today: 25 months
- No sign of exhaustion in T or NK cells
- No upregulation of Tregs throughout or after the treatment


A
B
C
D

Post-immunotherapy follow-up axial T2 FLAIR MRI images of the brain. (**A**) 3-month, (**B**) 6-month, (**C**) 12-month, (**D**) 15-month contrast-enhanced MRI images with evidence of no tumor recurrence, demonstrating durable CR.

Enochian BioSciences

INCREASING IMMUNOGENICITY THROUGH GENETIC MODIFICATIONS

- **CD40L : T cell activation**
- **CXCL13: B cell activation and trafficking**
- **CD93: Crosstalk between allo-DCs and endogenous DCs**
- **IL21: NK cell activation**
- **4-1BBL: T and NK cell activation**



RSV promoter
5' LTR-ΔU3
Ψ
RRE
cPPT
EFS
Kozak
hCXCL13[NM_001371558.1](ns)
P2A
hCD93[NM_012072.4](ns)
T2A
4-1BBL
P2A
hIL21[NM_021803.4]
WPRE
3' LTR-ΔU3
SV40 early pA
Ampicillin
pUC ori
DC-4-41BB
10,147 bp

Genetically Modified DCs induced T cell responses in MLR assay


CD40L
CD40L+CXCL13
Triple Exp
T Cell Proliferation in Co-Culture
Cells per Seeded Cell
25
20
15
10
5
0
2
3
4
5
6
Days

Genetically Modified DCs induced T cell responses in MLR assay


DC : PBMCs
0.25 : 1
0.5 : 1
1 : 1
2: 1
4 : 1
UTD
TD
CD8
CD4
4.64
0.15
78.5
16.7
6.17
0.11
60.3
33.4
4.52
0
34.9
60.6
1.70
0.51
14.6
83.1
0.35
0.076
18.3
81.3
12.0
0
70.9
17.0
14.3
0.24
48.0
37.6
4.26
0.37
37.0
58.3
2.16
0.73
16.2
80.9
0.46
0.093
20.5
79.0


Absolute # of CD8+ T Cells
400
300
200
100
0
UTD
TD
0.25:1
0.5:1
1:1
2:1
4:1
Absolute # of CD4+ T Cells (x10³)
60
50
40
30
20
12
9
6
3
0
UTD
TD
0.25:1
0.5:1
1:1
2:1
4:1

Genetically Modified DCs induced NK and B cell responses in MLR assay



CD40L
CD40L+CXCL13
Triple Exp
NK Cell Proliferation in Co–Culture
Cells per Seeded Cell
Days



B Cell Activation
CD 69
CD69+ Subset 1.32
CD69+ Subset 7.17
CD69+ Subset 73.8
CD69+ Subset 78.2
Baseline
CD40L
CD40L+CXCL13
Triple Expression
CD 19
18/18

Genetically Modified DCs activated CD3+CD56+ (NK T) cell in MLR assay



DC : PBMCs (4 : 1)
Well 1
Well 2
CD3
T +
1.25
CD56+CD3+
8.17
CD56+
4.80
T +
1.00
CD56+CD3+
6.67
CD56+
4.91
UTD
T +
1.13
CD56+CD3+
18.6
CD56+
3.41
T +
1.65
CD56+CD3+
14.0
CD56+
3.26
TD
CD56

CONCLUSIONS

- Clinically, allogenic DCs demonstrated safety and efficacy against sub-totally resected GBM in a single-patient study.

- Allo-DCs that were modified to over-express CD40L/4-1BBL, CXCL13, and CD93, showed activation of T cells (CD4+ and CD8+), B cells, NK cells and NK-T cells in MLR experiments.

- Allogeneic DCs modified to express immune modulator molecules, promise to be effective therapeutic vaccines against solid tumors.

- Enochian BioSciences is in the process of developing its first allo-DC vaccine products for pancreatic cancer in collaboration with UCLA and for GBM in collaboration with Seraph Research Institute.

ACKNOWLEDGEMENTS

Gumrukcu Lab

Enochian BioSciences R&D team

Anahid Jewett's Lab

Thank you...